UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐Definitive Proxy Statement
☒Definitive Additional Materials
☐Soliciting Material under §240.14a‑12

CORTEXYME, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of   CORTEXYME, INC.   To Be Held On:   June 8, 2020, at 11:00 A.M. local time   via live webcast at https://web.lumiagm.com/102990699      COMPANY NUMBER         ACCOUNT NUMBER         CONTROL NUMBER           This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.   If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for  requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/29/20.   Please visit http://www.astproxyportal.com/ast/22818, where the following materials are available for view:      • Notice of Annual Meeting of Stockholders      • Proxy Statement      • Form of Electronic Proxy Card      • Annual Report on Form 10-K   TO REQUEST MATERIAL:   TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)      E-MAIL: info@astfinancial.com      WEBSITE:  https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials   TO VOTE:      ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the  on-screen instructions or scan the QR code with your smartphone. You may enter your voting  instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off  or meeting date.      VIRTUALLY AT THE MEETING: Access “https://web.lumiagm.com/102990699” password:  cortexyme2020 (case sensitive) and follow the on screen instructions. Have your notice  available when you access the web page, and use the Company Number and Account  Number shown above.      TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials  and to obtain the toll free number to call.      MAIL: You may request a card by following the instructions above.        1. To elect two Class I directors to hold office until the 2023  annual meeting of stockholders or until their respective  successors are elected and qualified:   2. To ratify the appointment of BDO USA, LLP as the  independent registered public accounting firm of the  Company for its fiscal year ending December 31, 2020.         NOMINEES:      Margaret A. McLoughlin, Ph.D.      Una Ryan, OBE, Ph.D.         Note: The proxies are authorized to vote in their discretion upon  such other business as may properly come before the Annual  Meeting or any adjournment or postponement thereof.            Our Board of Directors recommends that you vote FOR the  election of the director nominees named in Proposal One of  the Proxy Statement and FOR the ratification of the appointment  of BDO USA, LLP as our independent registered public  accounting firm as described in Proposal Two of the Proxy  Statement.                           Please note that you cannot use this notice to vote by mail.